                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  JULY 18, 1996 (JULY 16, 1996)
                                                 -------------------------------

                            OUTDOOR SYSTEMS, INC.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 0-28256                                86-0736400
- -------------------------------------------------------------------------------------------------------------------------
     (State or other jurisdiction                     (Commission                            (IRS Employer
          of incorporation)                           File Number)                        Identification No.)


2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                        85009
- ------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (602) 246-9569
                                                  ----------------------------

                                NOT APPLICABLE
- ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         In the Current Report on Form 8-K filed on July 16, 1996, the Registrant reported that it had entered into an Asset Purchase Agreement dated July 9, 1996 with Gannett Co., Inc., and certain of its direct and indirect subsidiaries named therein for the acquisition (the "Acquisition") of substantially all of the billboard advertising, transit and shelter operations of the Outdoor Division (the "Division") of Gannett Co., Inc., and into agreements for the financing of the Acquisition. In connection with the Acquisition and the financing thereof, the Registrant commenced a tender offer and consent solicitation to purchase for cash all of its outstanding 10-3/4% Senior Notes due 2003 (the "Notes") for a cash price equal to $1,100 per $1,000 principal amount plus accrued and unpaid interest, and to obtain consents for certain proposed amendments to the Indenture dated as of August 15, 1993 by and between the Registrant, as issuer, and United States Trust Company of New York, as Trustee pursuant to which the Notes were issued. The tender offer and the consent solicitation are subject to the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated July 16, 1996 (the "Statement"). The Statement included the Unaudited Consolidated Financial Statements of the Division with respect to each year in the three-year period ended December 31, 1995 and each of the six-month periods ended June 30, 1996 and June 30, 1995 which are attached as Annex A hereto to and incorporated by reference herein.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 1996          OUTDOOR SYSTEMS, INC.



                                By: /s/ BILL M. BEVERAGE
                                  --------------------------------------
                                   Name:     Bill M. Beverage
                                             ---------------------------
                                   Title:    Chief Financial Officer,
                                             ---------------------------
                                             Treasurer and Secretary
                                             ---------------------------

                                GANNETT OUTDOOR

         UNAUDITED COMBINED STATEMENTS OF NET ASSETS TO BE ACQUIRED BY
                             OUTDOOR SYSTEMS, INC.
                                 ($000 OMITTED)

                               ASSETS TO BE SOLD

                                                                           DECEMBER 31,
                                                                       ---------------------      JUNE 30,
                                                                         1994                       1996
                                                                       --------       1995       ----------
                                                                                    --------
                                                                                    (UNAUDITED)
CURRENT ASSETS:
  Cash...............................................................  $  2,460
  Marketable securities..............................................        12     $     12
  Receivables -- net.................................................    46,598       53,127      $ 60,426
  Other current assets -- principally prepaid leases.................    13,843       15,038        20,776
                                                                       --------     --------
         Total current assets........................................    62,913       68,177        81,202
PROPERTY AND EQUIPMENT -- Net (Note 3)...............................   141,204      136,183       132,636
INTANGIBLES -- Net (Note 3)..........................................    43,841       42,046        41,243
OTHER ASSETS.........................................................     1,235        1,242         1,175
                                                                       --------     --------
         Total assets to be acquired.................................   249,193      247,648       256,256
                                                                       --------     --------
                                 LIABILITIES TO BE ASSUMED AND NET ASSETS
CURRENT LIABILITIES:
  Accounts payable...................................................     8,983        8,042        13,136
  Accrued liabilities................................................    11,680       11,905         8,914
  Deferred income....................................................     1,381          878         1,063
                                                                       --------     --------
         Total current liabilities...................................    22,044       20,825        23,113
DEFERRED TAXES (Note 7)..............................................     6,737        6,853         6,856
OTHER LIABILITIES....................................................       653          283           349
                                                                       --------     --------
         Total liabilities to be assumed.............................    29,434       27,961        30,318
COMMITMENTS AND CONTINGENCIES (Note 4)
                                                                       --------     --------
NET ASSETS TO BE ACQUIRED............................................  $219,759     $219,687      $225,938
                                                                       ========     ========

             See notes to unaudited combined financial statements.

                                GANNETT OUTDOOR

                   UNAUDITED COMBINED STATEMENTS OF REVENUES
                       AND DIRECT EXPENSES OF NET ASSETS
                    TO BE ACQUIRED BY OUTDOOR SYSTEMS, INC.
                                 ($000 OMITTED)

                                                                                SIX MONTH PERIODS
                                                                                      ENDED
                                                 YEARS ENDED DECEMBER 31,           JUNE 30,
                                              ------------------------------   -------------------
                                                1993       1994       1995       1995       1996
                                              --------   --------   --------   --------   --------
                                                       (UNAUDITED)                 (UNAUDITED)
REVENUES:
  Net advertising revenues..................  $225,165   $235,236   $247,271   $115,888   $117,733
  Other income (loss).......................        25        (67)       193        266        201
                                              --------   --------   --------   --------   --------
          Total revenues....................   225,190    235,169    247,464    116,154    117,934
                                              --------   --------   --------   --------   --------
OPERATING EXPENSES (Note 5):
  Direct advertising........................   132,766    134,540    135,987     66,623     67,079
  General and administrative................    57,733     61,518     67,494     31,589     32,500
  Depreciation and amortization.............    19,669     19,692     17,262      8,743      8,822
  Severance costs...........................                1,170        711        866
                                              --------   --------   --------   --------   --------
          Total operating expenses..........   210,168    216,920    221,454    107,821    108,401
                                              --------   --------   --------   --------   --------
EXCESS OF REVENUES OVER DIRECT EXPENSES.....  $ 15,022   $ 18,249   $ 26,010   $  8,333   $  9,533
                                              ========   ========   ========   ========   ========

             See notes to unaudited combined financial statements.

                                GANNETT OUTDOOR

                NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
               SIX MONTH PERIODS ENDED JUNE 30, 1995 AND 1996 AND
               THREE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995
                                 ($000 OMITTED)

1. BASIS OF PRESENTATION

     On July 9, 1996, Gannett Co., Inc. ("Gannett") and Outdoor Systems, Inc. ("Outdoor Systems") signed an agreement under which Outdoor Systems will acquire the outdoor advertising business of Gannett ("the Purchase Agreement"). Consummation of the Purchase Agreement is subject to a number of conditions, including the expiration or early termination of the waiting period under the Hart Scott Rodino Anti-Trust Improvement Act of 1976.

     The accompanying combined statements of net assets to be acquired by Outdoor Systems and the related combined statements of revenues and direct expenses of net assets to be acquired by Outdoor Systems include the accounts of the outdoor advertising division of Gannett and the accounts of its outdoor advertising subsidiaries, Mediacom Inc. and New York Subways Advertising Co. (referred to collectively as "Gannett Outdoor" or "the Companies"). The Companies operate the outdoor advertising business of Gannett and have no separate legal status or existence.

     The statement of net assets to be acquired by Outdoor Systems includes the assets and liabilities of Gannett Outdoor on the historical cost basis of Gannett. The related statement of revenues and direct expenses includes historical revenues and direct expenses of the Companies when owned by Gannett and may not be representative of the revenues and direct expenses when under different ownership. Certain general and administrative expenses have been allocated to the Companies by Gannett (Note 5) and are not necessarily indicative of the costs and expenses that would have resulted had the Companies been operated by Outdoor Systems. Charges for interest and taxes have not been included in the statement of revenues and direct expenses because they are considered to be corporate expenses of Gannett and not allocable to the Companies.

     Because the financial statements are not those of a separate legal entity and the related cash flow activities for the years would not be practicable to obtain or meaningful, a separate statement of cash flows is not presented.

     The Companies are engaged principally in the rental of advertising space on outdoor advertising structures in the New York Tri State area, Michigan, Chicago, California, Kansas City, St. Louis, Denver, and throughout Canada.

2. SIGNIFICANT ACCOUNTING POLICIES

     Revenues -- The Companies recognize revenues when billed, which is on a monthly straight-line pro rata basis in accordance with contract terms. Costs associated with providing service for specific contracts are expensed as incurred, although such contracts generally extend beyond one month.

     Property and equipment are recorded at cost. Normal repairs and maintenance are expensed while improvements which extend the useful life of the asset are capitalized. Depreciation is computed on a straight-line basis over the following useful lives:

            Buildings.............................................   30 to 40 years
            Advertising structures................................   10 to 30 years
            Vehicles..............................................    4 to 15 years
            Other equipment.......................................    5 to 10 years

     Intangibles are principally excess of purchase price over net assets acquired and those acquired after October 31, 1970 are amortized over periods of 40 years. The Companies periodically reviews for changes in circumstances to determine whether there are conditions that indicate that the carrying amount of such assets

                                GANNETT OUTDOOR
may not be recoverable. If such conditions are deemed to exist, the Companies will determine whether estimated future undiscounted cash flows are less than the carrying amount of such assets, in which case the Companies will calculate an impairment loss. Any impairment loss will be recorded as a component of the operating expenses.

     Foreign Currency assets and liabilities are generally translated into U.S. dollars using the exchange rates in effect at the statement of financial position date. Results of operations are generally translated using the average exchange rate throughout the period.

     Use of Estimates -- The preparation of these financial statements necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

3. PROPERTY AND EQUIPMENT AND INTANGIBLES

     Property and equipment consist of the following at December 31:

                                                                       1994         1995
                                                                     --------     --------
    Advertising structures.........................................  $249,971     $253,716
    Equipment......................................................    33,694       35,612
    Buildings and improvements.....................................    23,953       24,186
    Construction in progress.......................................     2,099        3,816
    Land...........................................................     9,936       10,437
                                                                     --------     --------
              Total................................................   319,653      327,767
    Less accumulated depreciation..................................   178,449      191,584
                                                                     --------     --------
      Property and equipment -- net................................  $141,204     $136,183
                                                                     ========     ========

     Depreciation expense was $16,628, $16,725 and $15,467 for the three years ended December 31, 1993, 1994 and 1995, respectively.

     Intangibles consist of the following at December 31:

                                                                       1994         1995
                                                                     --------     --------
    Total intangibles..............................................  $ 57,673     $ 57,255
    Less accumulated amortization..................................    13,832       15,209
                                                                     --------     --------
    Intangibles -- net.............................................  $ 43,841     $ 42,046
                                                                     ========     ========

     Amortization expense was $3,041, $2,967 and $1,795 for the three years ended December 31, 1993, 1994 and 1995, respectively.

                                GANNETT OUTDOOR

4. COMMITMENTS AND CONTINGENCIES

     Leases -- The Companies lease land, buildings and equipment under operating leases with various terms expiring at various dates. At December 31, 1995, minimum annual rentals under all operating leases for the next five years are as follows:

        1996...............................................................  $ 3,141
        1997...............................................................    3,125
        1998...............................................................    3,071
        1999...............................................................    2,536
        2000...............................................................    1,609
        Thereafter.........................................................    2,964
                                                                             -------
                  Total....................................................  $16,446
                                                                             =======

     Operating lease expense was $61,553, $61,302 and $62,616 for the three years ended December 31, 1993, 1994 and 1995.

     Litigation -- The Companies is involved in various legal matters that management considers to be in the normal course of business. In the Companies management's opinion, based upon the advice of legal counsel, such matters will be settled without material effect on the Companies' financial position or results of operations.

5. TRANSACTIONS WITH GANNETT

     During 1993, 1994 and 1995, the Companies received corporate charges from Gannett for insurance and substantially all employee benefit costs. Such amounts were allocated to the Companies based upon estimates of the Companies' pro rata portion of such costs. Amounts included in the statements of revenues and direct expenses for such items are as follows:

                                                                1993       1994       1995
                                                               ------     ------     ------
    Insurance................................................  $3,162     $2,450     $2,862
    Employee benefits........................................  $2,897     $3,158     $3,262

6. CANADIAN OPERATIONS

     For the three years ended December 31 amounts included in the combined financial statements applicable to Canadian operations were as follows:

                                                             1993        1994        1995
                                                            -------     -------     -------
    Revenues..............................................  $56,417     $57,686     $66,380
    Excess of revenues over certain expenses..............  $ 5,294     $ 5,738     $ 7,712
    Assets................................................  $84,376     $47,714     $51,888

7. OTHER

     Deferred taxes are applicable to Mediacom Inc. the Companies' Canadian subsidiary. Such taxes arise from the amortization of advertising structures for tax purposes over a shorter period than amortized for financial statement purposes.

8. NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

     Basis of Presentation -- The accompanying unaudited interim combined financial statements have been prepared utilizing generally accepted accounting principles applicable to interim financial statements.

                                GANNETT OUTDOOR

Accordingly, such financial statements are limited as set forth in Note 1 and also do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments and reclassifications considered necessary for a fair and comparable presentation have been included and are of a normal recurring nature. Operating results for the six month period ended June 30, 1996, are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.

     Gannett Acquisition -- On July 9, 1996, Gannett signed the Purchase Agreement with Outdoor Systems under which Outdoor Systems will acquire Gannett Outdoor for approximately $690,000 cash, subject to certain working capital adjustments on the date of closing. The completion of the Agreement is subject to a number of conditions, including the expiration or early termination of the waiting period under the Hart Scott Rodino Anti-Trust Improvement Act of 1976.

     Accounting Matters -- On January 1, 1996, the Companies adopted Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of. The adoption of SFAS No. 121 had no effect on these combined financial statements.

                                  * * * * * *